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                                      THE
                                     IRISH
                                INVESTMENT FUND
                                     [logo]


                              First Quarter Report
                     For the Period Ended January 31, 1999
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                              Chairman's Letter
                              -----------------

 Dear Stockholder,

     A recovery in global stock markets from the steep declines in September and early October of 1998 helped the Irish equity market to rise by 17.6% in Irish pound terms over the quarter to January 31, 1999. After adjusting for movements in exchange rates, this return converted into an increase of 12.9% in U.S. dollar terms. The net asset value of The Irish Investment Fund (the Fund) increased by 6.9% to $22.72 per share over this period. During the quarter the Fund paid a dividend of $1.142 per share to shareholders and when this is taken into account, the Fund's total return was 12.3% for the quarter.

     The introduction of the euro currency was the big economic event over the quarter. It is clear that the new currency is an important agent of change both for the Irish economy and Irish companies. While the notes and coins of the euro currency will not be introduced for three years, it is worth highlighting that all participating European stock markets, including Ireland, now report in euros. As a result the holdings of the Fund have been converted to euros and consequently this, and all future, reports will reflect this.

     ECONOMIC REVIEW

     While many economies are struggling in the global environment, the Irish economy continues to deliver strong growth, with the Irish Central Bank estimating that the economy expanded by over 10% in 1998. Buoyant consumer demand and a positive contribution from net exports were the key drivers of the strength. For the calendar year, retail sales volumes increased by 9.0% over 1997 levels, driven by strong employment growth and declining interest rates. Following the introduction of the euro, Irish consumers are benefiting from low interest rates with short-term rates currently at 3.0%.

     Employment growth remains strong and the unemployment rate in February 1999 was 6.9%, representing a sharp reduction from an unemployment rate of 8.2% in February 1998. Given the sharp reduction in unemployment in recent years, employment growth is likely to moderate over the coming years. While these favorable trends are resulting in rising wages, particularly in the technology and construction industries, global deflationary trends kept Irish consumer price inflation in check in 1998. Average inflation for the year was 2.4%.

     EQUITY MARKET REVIEW

     The following table shows the performance of global equity markets alongside the Irish market over the quarter.

                                 LOCAL CURRENCY           U.S. DOLLARS
                                 --------------           ------------

U.S. Equities                        16.5%                   16.5%
U.K. Equities                         7.6%                    5.5%
Japanese Equities                     6.9%                    7.1%
European Equities                    14.3%                   14.5%
Irish Equities                       17.6%                   12.9%

     The recovery in global equity markets pushed the Irish market higher with financial stocks leading the advance. Allied Irish Banks (AIB), +40.6% this quarter, benefited from recovery in international banking stocks, as well as index-related buying in Europe. AIB is the only Irish stock included on the Dow Jones Euro Stock 50 Index and this has bolstered demand for its stock. In February 1999, the company delivered a strong set of 1998 results with earnings per share increasing by 33.1%, helped by buoyant loan growth in Ireland.

     CRH (+16.3% this quarter) announced the acquisition of Ibstock, a UK building materials company, for $528 million. This is seen as a good fit for the company's current operations and was welcomed by the market. Fyffes (+56.8% in quarter) was re-rated by investors following strong full-year results to end October 1998 which revealed its earnings per share rose by 21.3%. The company also announced a strategic alliance with Capespan, which is a leading South African fruit company.

     The Fund invested in Horizon Technology Group over the quarter. Horizon is an unquoted Irish company involved in the distribution of computer products, integration system and classroom-based technology training.

     CURRENT OUTLOOK

     The Irish economy has entered 1998 with considerable momentum, and while economic growth may moderate from 1998 levels, the outlook remains positive.

     In comparison to many international stock markets, the Irish market remains attractively priced at a P/E ratio of 17.3 times prospective 1999 earnings and a dividend yield of 1.8%. The Fund retains a fully invested position.

    Sincerely,

/s/ Peter Hooper

    Peter Hooper
    Chairman of the Board                                      March 24, 1999
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                           Investments (unaudited)
                           -----------------------

  January 31, 1999
                                           Shares                         Value
--------------------------------------------------------------------------------
  IRISH COMMON STOCKS (96.89%)
--------------------------------------------------------------------------------
    Abbey                                     698,600         U.S. $  2,320,093
    Adare Printing                            320,000                 2,547,663
    Allied Irish Banks                      1,567,688                30,311,163
    Avonmore Waterford                      1,153,610                 2,715,960
    Boxmore International                     393,000                   983,353
    Clondalkin                                268,850                 1,651,193
    CRH                                       808,036                13,233,882
    DCC                                       400,000                 3,594,025
    FBD                                       260,000                 1,522,911
    Fyffes                                  1,635,000                 4,369,982
    Green Property                            907,143                 5,189,647
    Greencore                                 542,568                 2,067,250
    Hibernian                                 300,000                 3,122,025
    Horizon Technology*                       897,436                 1,010,896
    ICON - ADR*                                85,000                 2,465,000
    Independent Newspapers                    309,999                 1,198,763
    IONA Technologies - ADR*                  139,300                 6,233,675
    Irish Life                                504,506                 4,819,918
    I.W.P., International                     639,886                 1,237,216
    Jury's Hotel                              691,792                 5,129,998
    Kerry Group                               465,000                 6,081,978
    Smurfit (Jefferson) Group               2,035,840                 3,357,420
    United Drug                               287,500                 2,223,519
    Waterford Wedgwood                      3,565,739                 2,879,400

  TOTAL IRISH COMMON STOCKS
   (Cost U.S. $54,553,106)                                          110,266,930

--------------------------------------------------------------------------------
  UNITED KINGDOM COMMON STOCKS (1.85%)
--------------------------------------------------------------------------------
    BCO Technologies*                         535,700                   603,915
    Galen                                     200,000                 1,505,860

  TOTAL UNITED KINGDOM COMMON STOCKS
   (Cost U.S. $1,749,942)                                             2,109,775

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY ON DEPOSIT
--------------------------------------------------------------------------------

   (Cost U.S. $56,303,048#)                                   U.S. $112,376,705
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                     Investments (unaudited) (continued)
                     -----------------------------------

  January 31, 1999
                                       Face Value                         Value
--------------------------------------------------------------------------------
  FOREIGN CURRENCY ON DEPOSIT (0.04%)
--------------------------------------------------------------------------------
    (Interest Bearing)
    British Pound Sterling               Pds       21         U.S. $         35
    Euro                                 EUR   35,308                    40,157
  TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost U.S. $39,897)                                                   40,192

--------------------------------------------------------------------------------
  TOTAL INVESTMENTS (98.78%)
--------------------------------------------------------------------------------
   (Cost U.S. $56,342,945)                                          112,416,897

--------------------------------------------------------------------------------
  OTHER ASSETS AND LIABILITIES (1.22%)
--------------------------------------------------------------------------------
    Other Assets                                                      1,570,886
    Other Liabilities                                                  (179,226)
                                                                   ------------
                                                                      1,391,660

--------------------------------------------------------------------------------
  NET ASSETS (100.0%)
--------------------------------------------------------------------------------
    Applicable to 5,009,000 outstanding U.S. $.01 par
      value shares (authorized 20,000,000 shares)             U.S. $113,808,557

--------------------------------------------------------------------------------
  NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
    (U.S. $113,808,557 / 5,009,000)                           U.S. $      22.72
                                                                          =====

--------------------------------------------------------------------------------
 #Aggregate cost for U.S. Federal income tax purposes.
 *Non-income producing security.
  ADR -- U.S. quotation denominated in U.S. dollars.
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                       THE IRISH INVESTMENT FUND, INC.

 -------------------------- DIRECTORS AND OFFICERS -------------------------

  Peter J. Hooper                - Chairman of the Board
  William P. Clark               - Director
  Gerald F. Colleary             - Director
  Denis P. Kelleher              - Director
  James M. Walton                - Director
  Richard H. Rose                - President and Treasurer
  Elizabeth A. Russell           - Secretary
  Linda J. Hoard                 - Assistant Secretary

  ----------------------- PRINCIPAL INVESTMENT ADVISOR ---------------------

  Bank of Ireland Asset Management (U.S.) Limited
  20 Horseneck Lane
  Greenwich, Connecticut 06830

  ------------------------------- CONSULTANT -------------------------------

  Salomon Brothers Asset Management Inc
  Seven World Trade Center
  New York, New York 10048

  ------------------------------ ADMINISTRATOR -----------------------------

  First Data Investor Services Group, Inc.
  101 Federal Street
  Boston, Massachusetts 02110

  ------------------------------- CUSTODIANS -------------------------------

  Bank of Ireland
  Lower Baggot Street
  Dublin 2, Ireland

  Investors Bank & Trust Company
  150 Royall Street
  Canton, Massachusetts 02021

  ----------------------- SHAREHOLDER SERVICING AGENT ----------------------

  American Stock Transfer & Trust Company
  40 Wall Street
  New York, New York 10005

  ------------------------------ LEGAL COUNSEL -----------------------------

  Sullivan & Cromwell
  125 Broad Street
  New York, New York 10004

  ------------------------- INDEPENDENT ACCOUNTANTS ------------------------

  PricewaterhouseCoopers LLP
  160 Federal Street
  Boston, Massachusetts 02110

  ----------------------------- CORRESPONDENCE -----------------------------

  ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
    The Irish Investment Fund, Inc.
    c/o First Data Investor Services Group, Inc.
    101 Federal Street, 6th Floor
    Boston, Massachusetts 02110
  TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
    1-800-GO-TO-IRL (1-800-468-6475)